EATON VANCE GREATER INDIA FUND

Supplement to Prospectus dated May 1, 2021, as revised March 8, 2022

1.	The following replaces the first table under “Financial Highlights”:
	Year Ended December 31,
	2020 (as restated)			2019
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$34.300	$29.230	$35.190	$32.020	$27.620	$32.730
Income (Loss) From Operations
Net investment loss(1)	$(0.237)	$(0.385)	$(0.148)	$(0.188)	$(0.363)	$(0.092)
Net realized and unrealized gain	4.823	4.061	4.974	3.424	2.929	3.508
Total income from operations	$4.586	$3.676	$4.826	$3.236	$2.566	$3.416
Less Distributions
From net realized gain	$(0.096)	$(0.096)	$(0.096)	$(0.956)	$(0.956)	$(0.956)
Total distributions	$(0.096)	$(0.096)	$(0.096)	$(0.956)	$(0.956)	$(0.956)
Net asset value - End of year	$38.790	$32.810	$39.920	$34.300	$29.230	$35.190
Total Return(2)	13.42%	12.64%	13.77%	10.46%	9.69%	10.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$155,011	$7,548	$66,744	$163,335	$11,898	$40,761
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.56%	2.26%	1.26%	1.63%	2.33%	1.33%
Net investment loss	(0.75)%	(1.44)%	(0.45)%	(0.58)%	(1.30)%	(0.27)%
Portfolio Turnover of the Portfolio	26%	26%	26%	21%	21%	21%

March 23, 2022	40503 3.23.22